UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

First Business Financial Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-34095	39-1576570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Charmany Drive
Madison, Wisconsin		53719
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 608 238-8008

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FBIZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2026 the Board of Directors (the “Board”) of First Business Financial Services, Inc. (the “Company”) increased the number of Directors constituting the entire Board from eight (8) to nine (9), and, in accordance with Section 3.10 of the Company’s Amended and Restated By-laws, appointed Mr. Scott M. Ferris as a Class III Director to fill the vacancy created by this increase. Mr. Ferris was also appointed to the Board’s Audit Committee and Operational Risk Committee.

Mr. Ferris retired from BMO Financial Group in 2025, where he served as the Managing Director responsible for the commercial banking business within the Financial Institutions Group from November 2006 to January 2025. He joined BMO Harris Bank in 1985 and held various roles across commercial and corporate banking before assuming senior leadership positions within the Financial Institutions Group. Mr. Ferris brings deep expertise in credit, liquidity, market, and operational risk management, along with experience working with banking and market regulators.

There was no arrangement or understanding between Mr. Ferris and any other persons pursuant to which Mr. Ferris was selected to serve as a Director of the Company. Also, Mr. Ferris has no relationships or related party transactions with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than being entitled to the compensation payable to non-employee Directors as disclosed in the Company’s proxy statement for its Annual Meeting of Shareholders on April 24, 2026, Mr. Ferris is not a party to any plans, contracts or arrangements providing for any grants, awards or other compensation payable to Mr. Ferris by the Company.

The Board has determined that Mr. Ferris is an “independent director” for purposes of the applicable rules of the Nasdaq Stock Market and the Securities exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release, dated May 28, 2026, relating to the appointment of Mr. Ferris is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits. The following exhibits are being furnished herewith:
99.1 Press Release by First Business Financial Services, Inc. dated May 28, 2026.
104 Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 28, 2026	FIRST BUSINESS FINANCIAL SERVICES, INC.

	By:	/s/ Brian D. Spielmann
	Name:	Brian D. Spielmann
	Title:	Chief Financial Officer